Exhibit 10.1(d)

                                AMENDMENT TO THE
                       CENTURY TELEPHONE ENTERPRISES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     WHEREAS, an amendment to the Century Telephone Enterprises, Inc. Supplemental Executive Retirement Plan (the "Plan") was adopted by the Compensation Committee of the Board of Directors on November 20, 1996 and ratified by the Board of Directors on November 21, 1996 to reflect that the approval as to whether an officer is covered by the Plan shall be in the discretion of the Committee that administers the Plan.

     NOW THEREFORE, the Plan is hereby amended as follows:

                                       I.

     Section 3.01(c) of the Plan shall be amended to read in its entirety as follows:

          c. The coverage of the officer is duly approved by the Committee.

     IN WITNESS WHEREOF, Century Telephone Enterprises, Inc. has executed this amendment in its corporate name as of the 21st day of November, 1996.

                                      CENTURY TELEPHONE ENTERPRISES, INC.

                                           /s/ R. Stewart Ewing, Jr.
                                      By:_____________________________
                                             R. Stewart Ewing, Jr.
                                           Senior Vice President and
                                           Chief Financial Officer